     As filed with the Securities and Exchange Commission on July 28, 2000

                                                    Registration No. 333- ______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           _________________________

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                           _________________________

                               CORVIS CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                       3661                      52-2041343
(State of Incorporation)    (Primary Standard Industrial      (I.R.S. Employer
                             Classification Code Number)     Identification No.)


                           7015 Albert Einstein Drive
                         Columbia, Maryland 21046-9400
                                 (443) 259-4000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 David R. Huber
                     President and Chief Executive Officer
                               Corvis Corporation
                           7015 Albert Einstein Drive
                         Columbia, Maryland 21046-9400
                                 (443) 259-4000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

    Philip J. Niehoff                 Kim D. Larsen                 Marc M. Rossell
   Mayer, Brown & Platt          Senior Vice President,           Shearman & Sterling
 190 South LaSalle Street     General Counsel and Secretary       599 Lexington Avenue
 Chicago, Illinois 60603           Corvis Corporation           New York, New York 10022
    (312) 782-0600             7015 Albert Einstein Drive           (212) 848-4000
                              Columbia, Maryland 21046-9400
                                      (443) 259-4000

                          ___________________________

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-36238

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ________

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _______

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box.[_]

                              CALCULATION OF REGISTRATION FEE
==============================================================================================
Title of Each Class of                             Proposed Maximum             Amount of
Securities to Be Registered                    Aggregate Offering Price      Registration Fee
----------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share . . .      $189,750,000               $50,094
==============================================================================================

                                _______________

  The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on any date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTE


          This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-36238) filed by Corvis Corporation with the Securities and Exchange Commission (the "Commission") on May 4, 2000, as amended, which was declared effective by the Commission on July 27, 2000, is incorporated herein by reference.

                                   SIGNATURES



  Under the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbia, state of Maryland on July 28, 2000.



                              CORVIS Corporation



                              By: /s/ David R. Huber
                                 _______________________________________
                                 David R. Huber
                                 Chairman of the Board, Chief Executive
                                 Officer and President



    Under the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on July 28, 2000.



       Signature                         Title
       ---------                         -----
         *                Chairman of the Board, President and Chief
------------------------  Executive Officer
    David R. Huber
         *                Senior Vice President, Chief Financial Officer
------------------------  and Treasurer
    Anne H. Stuart

         *                Chief Accounting Officer and Corporate Controller
------------------------
   Timothy C. Dec

         *                Director
------------------------
     Frank Bonsal

                          Director
------------------------
     Vinod Khosla

         *                Director
------------------------
    Frank M. Drendel

         *                Director
------------------------
   Joseph R. Hardiman

*  /s/ David R. Huber
 -----------------------
 Attorney-in-fact

                               INDEX TO EXHIBITS



 Exhibit
   No.                                Description                              Page
 -------     -------------------------------------------------------------     -----
   23.1      Consent of KPMG LLP.

   23.2      Consent of PriceWaterhouseCoopers LLC

   24.1 Powers of Attorney (contained on the signature page of, and exhibit 24.2 to, Registration Statement No. 333-36238).